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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 16, 2005

                          REGIONS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 0-6159                63-0589368
       -------------------        ------------         -------------------
        (State or other            (Commission            (IRS Employer
        jurisdiction of            File Number)         Identification No.)
         incorporation)


    417 North 20th Street, Birmingham, Alabama             35203
    ------------------------------------------           ------------
     (Address of principal executive offices)            (Zip code)


                                 (205) 944-1300
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT


       Jackson W. Moore Compensation Arrangements. In contemplation of his assuming the role of Chief Executive Officer of the Company as of July 1, 2005, Jackson W. Moore and the Company agreed to certain amendments to Mr. Moore's current compensation arrangements, which they believe to be consistent with Regions Financial's aspirations of best governance practices. Specifically, in a letter of understanding dated May 16, 2005 from Mr. Moore to the Board of Directors, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference, Mr. Moore and the Company confirmed their mutual agreement to accomplish the following changes no later than June 30, 2005:

       (1) To eliminate certain rights Mr. Moore may have to a gross-up for income and employment taxes on compensation he receives from the Company in the future (whether related to past or future services for Union Planters Corporation and/or Regions Financial Corporation);

       (2) To eliminate any rights Mr. Moore may have to receive "reload" grants of stock options in the future, and to terminate any programs or rights he may have to defer the gains on Company stock options he may exercise in the future;

       (3) To limit the Company's matching contributions on amounts of compensation Mr. Moore may hereafter elect to defer under the Union Planters Corporation Amended and Restated Deferred Compensation Plan for Executives; and

       (4) To amend any applicable agreements or policies to provide that Mr. Moore will be required to reimburse the Company for his use of Company aircraft or automobiles for personal travel in the future, which would include travel by his family members.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibit listed in the exhibit index is filed as a part of this current report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     REGIONS FINANCIAL CORPORATION
                                              (Registrant)

                                     By:  /s/ Ronald C. Jackson
                                          -------------------------------------
                                          Ronald C. Jackson
                                          Senior Vice President and Comptroller

Date: May 17, 2005



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                                INDEX TO EXHIBITS


    Exhibit                             Description
   ----------                           -----------

     99.1 Letter of Understanding, dated May 16, 2005, between Jackson W. Moore and Regions Financial Corporation.


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